POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint Michael J. Signorelli and Jeffrey L. Gilbert, or any one and/or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of NevStar Gaming & Entertainment Corporation to sign its Form 10-KSB for the fiscal year ended December 31, 1997 and any and all amendments thereto granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

March 27, 1998                                /s/ Jeffrey L. Gilbert
                                              Signature

                                              Jeffrey L. Gilbert
                                              Print Name

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint Michael J. Signorelli and Jeffrey L. Gilbert, or any one and/or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of NevStar Gaming & Entertainment Corporation to sign its Form 10-KSB for the fiscal year ended December 31, 1997 and any and all amendments thereto granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

March 23, 1998                              /s/ Richard Tam
                                            Signature

                                            Richard Tam
                                            Print Name


                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint Michael J. Signorelli and Jeffrey L. Gilbert, or any one and/or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of NevStar Gaming & Entertainment Corporation to sign its Form 10-KSB for the fiscal year ended December 31, 1997 and any and all amendments thereto granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

April 14, 1998                              /s/James D. Meehan
                                            Signature

                                            James D. Meehan
                                            Print Name